Exhibit 99.1

©s 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI October 2022 Digital Payment Solutions For T he Unbanked and Underserved

© 2022 Innovative Payment Solutions, Inc. All rights reserved This presentation including statements of management made in connection with this presentation includes forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended about our current expectations and projections about future events. In some cases, forward - looking statements can be identified by terminology such as, but not limited to, “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would” and similar expressions or variation. The statements contained in this report that are not purely historical are forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Such forward - looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward - looking statements. Factors that could cause or contribute to such differences include, but are not limited to, our ability to continue as a going concern; our ability to raise additional working capital; our ability to increase product demand and market acceptance for our products; our ability to use working capital resources effectively and efficiently; our ability to maintain our listing on the OTCQB, our ability to attract key personnel; our ability to maintain and add new relationships and customers and those discussed in our Annual Report on Form 10 - K for the year ended December 31, 2021. Furthermore, such forward - looking statements speak only as of the date of this report. Except as required by law, we undertake no obligation to update any forward - looking statements to reflect events or circumstances after the date of such statements This presentation does not constitute an offer to sell or a solicitation of an offer to buy any of our securities. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy any of our securities, nor shall there be any offer or sale of our securities in any jurisdiction in which such solicitation or sale would be unlawful prior to registration or qualification of our securities under the laws of any such jurisdiction. Important disclaimers and cautionary note on forward - looking statements 2

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI 3 Our Vision Our vision is to use our robust technology platform to facilitate worldwide digital transactions by corporations and individuals that is convenient, cost effective, fast and secure. Through our IPSIPay ® and Beyond Wallet apps we facilitate instantaneous cross border remittances by companies and individuals to both domestic and international destinations, focusing on the needs of the unbanked and underserved.

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Investment Highlights 4 ● Integration with one of the top providers of money transfer and payment services, significantly expanding the Company’s ability to send money around the world ● Recent approval to send money from CA, the largest US remitter, enables remittances from all 50 states ● U.S. to Mexico remittance market represents a $55 billion 1 market opportunity ● Planned rollout in India & the Philippines ● Launched IPSIPay ® App with VISA Debit Card, enabling users to conduct transactions anywhere where VISA is accepted globally ● Engaged in a digital market ing campaign with popular Mexican - American actor and TV Personality Mario Lopez as spokesman, targeting the unbanked and migrant communities ● Our revenue includes fees derived from money transfer fees, the use of debit cards, ATM fees, merchant processing fees and commissions on international bill payments 1. TRADINGECONOMICS.COM Achieved 10,000 IPSIApp ® App Downloads in the First 60 Days of Initial Marketing Campaign Setting the Foundation for Future Revenue

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Full Integration with Payment Services Provider ● Ability to send money from all 50 states to various locations within 5 continents. ● Network includes over 215,000 payment locations around the world to receive funds. ● Provides transfers that are fast and secure with low transfer fees. ● Competitive FX rates. ● Offers payment services to Mexico, Central America, South America, Europe, Africa and Asia. Integrated with top non - bank provider of money transfer & payment services 5

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Product Portfolio A solution enabling the movement of money around the world, that is simple, safe and secure ● VISA Debit Card enables customers to access funds through ATMs anywhere in the world where VISA is accepted ● Addresses $55 billion remittance market to Mexico 1 ● Primary focus US to Mexico (Will use for Philippines and India) ● Ecosystem for the unbanked and the underserved , including complementary services such as telemedicine IPSIPay ® App An institutional and corporate wallet ● International B2B transactions ● Use for Electronic Money Institution ( EMI ) licenses, international collaborations ● Majority owned subsidiary by IPSI with 51% ownership and 49% owned by Frictionless Financial Tech Beyond Wallet 6 1. TRADINGECONOMICS.COM * EMI is a legal entity that has an operating license to disburse electronic money, enabling the offering of financial services across the globe globe

© 2022 Innovative Payment Solutions, Inc. All rights reserved Beyond AgroTM Plans to launch Beyond Agro TM ● Agro Payroll Launching soon ● SaaS model for A g businesses ● Used to pay employees through IPSI wallet ● Reduce expenses required to issue and deliver millions of checks on a weekly basis as well as related record - keeping ● Pays employees straight to their wallets, same day transfer ● Enables users to send $ to their family in Mexico ● Chase corporate wallet (FDIC insured) ● B2B payroll optimization model Farm management software tool that makes farms more efficient 7

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Market Overview ● 20.5 % projected growth from 2020 to 2030 3 ● Expected to grow from $110 billion in 2020 to $700 billion in 2030 3 Fintech Market ● Total remittance market is expected to reach $750 billion by 202 3 2 ● Digital remittance market has grown from 10% of the global market in 2014 to an estimated 52% in 2023: $387 billion dollars 2 ● Mexico is expected to receive $55 billion in remittances from the US in 2022 1 8 Remittance Market Consumers have been burdened with Growth Factors Growth Factors ● Slow multi - day settlement of transactions ● Uncertain and high - cost money movement ● Complex cross - border payments ● Bureaucracy exacerbated by the different regulations of various countries ● Lack of innovation and poor servicing by the banking system ● Advance of new technologies ● Digital Remittances Segment 1. TRADINGECONOMICS.COM 2. Statista 2022 3. Adroit Market Research

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Global Remittance Market ● Global remittance volume expected to reach $750 billion by 2023 1 ● 2023 will be the first year that digital remittance volume exceeds non - digital ● Digital volume grew at a CAGR of 12% from 2019 to 2023 1 Value of Remittances Worldwide from 2014 to 2023, by type (in billions) 1 9 1. Statista Source: Statista 2022

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI The Mexican Market — Initial Target Market ● Focusing on 3 of top 4 remittance markets: Mexico initially, to be followed by India and Philippines ● Mexico is 3rd largest remittance recipient with $55 billion in 2022 1 ● Increase in Mexican immigrants creates favorable future remittance demand trends Quarterly Remittances to Mexico 10 1. TRADINGECONOMICS.COM

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Apps Integration with Back - end Payment Processing Partners Significantly Expands Market Opportunity Enables IPSIPay ® App to send money to five continents with over 215,000 pickup locations around the world 11

© 2022 Innovative Payment Solutions, Inc. All rights reserved Problems Our Solution Address ● Convenient ● Enabling the unbanked to have access to bank - like functionality from their phone ● Ability to transfer funds without having a bank account ● Pay bills, send money, buy products ● Faster and less expensive method of payment to employees ● Easier and more cost effective for unbanked workers to access paycheck Bringing the Unbanked and Undeserved into the Digital Age 12

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI 13 IPSIPay ® Marketing Campaign Anchored by Exclusive Endorsement Deal with Mario Lopez As a successful Mexican - American actor and television personality, Mario Lopez is well positioned to highlight the challenges faced by the unbanked and underserved communities in the United States and Latin America by emphasizing how IPSI’s products can help address these challenges.

© 2022 Innovative Payment Solutions, Inc. All rights reserved Competitive Landscape 14 We believe our solutions can compete effectively by providing the unbanked and underserved the ability to transact without the use of a traditional bank account, with lower costs and instant settlement, with free wallet - to - wallet transfers, and with the ability to upload funds onto Visa debit cards across borders.

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Management Team William Corbett 15 Chief Executive Officer, Chairman of the Board and Director ● Serving as the Company’s CEO and Director since August 2019 and Chairman of the Board since February 2021. ● Has over 30 years of Wall Street experience with senior roles at Bear Stearns, Lehman Brothers, The Shemano Group, Paulson Investment Co. and others. Richard Rosenblum President and Chief Financial Officer ● Serving as the Company’s President and CFO since August 2021. ● Has many years of experience as an entrepreneur and business veteran in financial services, capital markets, healthcare, technology and real estate.

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Investment Summary ● Integration with one of the top providers of money transfer and payment services, significantly expanding the Company’s ability to send money around the world ● Recent approval to send $ from CA, the largest US remitter, enables remittances from all 50 states ● U.S. to Mexico remittance market represents a $55 billion market opportunity ● Planned rollout in India & the Philippines ● Launched IPSIPay ® App with VISA Debit Card, enabling users to conduct transactions anywhere where VISA is accepted globally ● Initiated digital marketing campaign targeting unbanked population in the U.S. ● Reached 10,000 IPSIApp ® downloads within the first 60 days of initial marketing campaign

© 2022 Innovative Payment Solutions, Inc. All rights reserved OTCQB: IPSI Investor & Media Relations CORE IR 866 - 477 - 4729 investors@ipsipay.com www.coreir.com Transfer Agent 50 West Liberty St., Suite 880 Reno, NV 89501 tiffany@natco.com 775 - 322 - 0626 Nevada Agency and Transfer Company Auditors 803 3rd Avenue, Suite 1430 New York, NY 10022 347 - 871 - 9959 www.rbsmllp.com RBSM, LLP Corporate Counsel Richard Anslow ranslow@egsllp.com 212 - 370 - 1300 www.egsllp.com Ellenoff Grossman & Schole LLP www.ipsipay.com